Exhibit 99.2

Rumble to Acquire AI Infrastructure Company Northern Data

Rumble and Northern Data sign business combination agreement and agree on exchange offer

Transaction will bolster Rumble Cloud’s portfolio with the addition of approximately 22K Nvidia GPUs and globally distributed network of energized data center locations

Transaction marks a transformational step in Rumble’s vision of a Freedom-First technology platform, a new way forward for tech rooted in freedom, privacy, independence and resilience

Northern Data will delist after completion of offer

Rumble to host call to review transaction, Monday, November 10th at 9am ET

LONGBOAT KEY, Fla., November 10, 2025 – Rumble Inc. (NASDAQ: RUM) (“Rumble” or the “Company”), the Freedom-First technology platform, today signed a business combination agreement with Northern Data AG (ETR: NB2) (“Northern Data”), a leader in AI and high-performance-computing (HPC) infrastructure. Under the agreement, Rumble will submit a voluntary public exchange offer to all shareholders of Northern Data. This follows the announcement on August 10, 2025, that Rumble was exploring a potential transaction with Northern Data.

Once completed, the transaction will enable Rumble to scale and expand its cloud business with the addition of one of the largest estates of GPUs in Europe along with a data center business. In addition, the transaction will accelerate Rumble’s international expansion strategy, provide a significant revenue growth opportunity, and enable an acceleration of Rumble’s creator, video and advertising AI roadmap.

Freedom-First

In February this year, Rumble announced Tether’s $775 million strategic investment into the Company, and since then, the partnership has flourished with the build out of Rumble Wallet and Tether’s support for the exchange offer for Northern Data. This transaction marks a transformational step in Rumble’s vision of building a Freedom-First ecosystem, which represents a new way forward for tech rooted in freedom, privacy, independence and resilience.

As AI’s profound impact on society accelerates, it becomes clear that it is a major risk to have all data and infrastructure controlled by a small handful of big tech companies who have a checkered past with respect to privacy, abuse of data, and control. For AI to thrive, there must be scaled infrastructure rooted in freedom, privacy, independence and resilience. With this massive market opportunity, Rumble has positioned itself to become a leader AI with its Freedom-First Technology.

“Northern Data. Tether. Rumble. This is how we build the AI ecosystem for the future, from the ground up,” said Chris Pavlovski, Chairman and Chief Executive Officer of Rumble. “Freedom-First is the new way forward for tech. Unlike Big Tech, it represents a future where technology empowers rather than controls. Built on the principles of free speech, privacy, independence, and resilience, Freedom-First seeks to ensure that people—not unaccountable digital gatekeepers—are in charge,” he continued. “The addition of GPUs and data centers to our existing video and cloud portfolio would just be the start. Our vision is to continue building out this ecosystem with the addition of new verticals, including financial services like Rumble Wallet, AI chatbots and agents, productivity suite with email and storage, and new web navigation solutions all in the name of freedom, privacy, independence and resilience.”

John Hoffman, co-CEO of Northern Data added, “The AI revolution requires a complete redesign of compute architecture, one that is underpinned not only by large scale GPU deployments and access to energy but a foundational commitment to individual control, customer enablement and scaled access to capital. Rumble’s Freedom-First initiative combined with Tether’s vision alongside Northern Data’s robust asset base creates a highly disruptive force in the Ai infrastructure market.”

Strategic Benefits of Rumble’s Exchange Offer for Northern Data

Immediate Scale in the Cloud & Data Center Business

●	The exchange offer marks a significant step to building a full-stack cloud platform — from power to GPUs-as-a-service and beyond — backed by a mission to protect a free and open internet.

●	Once the exchange offer is completed, Rumble will gain one of the largest GPU fleets, with 22.4K NVIDIA GPUs, including 20.4K Nvidia H100s and 2K Nvidia H200s.[1]

●	Rumble will also gain access to a globally distributed network of data center locations and several strategically co-located sites.

●	4 owned data center locations anchored by Northern Data’s site in Maysville, Georgia which, upon completion, is anticipated to deliver up 180MW of capacity.

Expanding International Footprint

●	Northern Data has a prominent presence in Europe, with locations across Germany, Sweden, Norway, Portugal, Netherlands, and the United Kingdom, in addition to a growing footprint in the United States.

●	With Northern Data owning one of the largest GPU clusters in Europe and Rumble’s strong US-brand position, the exchange offer, once completed, will open up significant opportunities for the combined group: Investing in Europe data capacities, expanding globally, and strengthening investment in America to penetrate the high-growth AI-market worldwide.

Tether Committed as a Customer at Closing

●	Tether has agreed to become an important anchor customer of the combined group following closing. The details of this commitment will be announced later today.

Accelerating Creator, Video & Advertising AI Innovation

●	With a scaled GPU estate and new AI competencies, Rumble will be in position to accelerate innovation to its video business.

[1]	Data center and GPU information included in this press release is based on information provided by Northern Data.

Transaction Details

Under the terms of the business combination agreement, which has been approved by the board of directors of Rumble as well as Northern Data’s management and supervisory boards, Rumble will submit a voluntary public exchange offer to all Northern Data shareholders. Each Northern Data shareholder that tenders will receive 2.0281 newly issued Class A Rumble shares in exchange for each Northern Data share (with customary settlement mechanisms for fractional shares).The transaction would result in approximately 30.4% total pro forma ownership in Rumble for Northern Data shareholders, assuming all outstanding Northern Data shares are tendered.2

Whilst the offer is subject to closing conditions, including customary regulatory approvals, there will be no minimum acceptance rate. Tether, along with shareholders affiliated with Northern Data’s co-CEO, Aroosh Thillainathan, and another significant shareholder, collectively representing approximately 72% of the outstanding shares of Northern Data, have committed to sell their Northern Data shares to Rumble at the same exchange ratio that applies to the exchange offer. These sales will depend on closing of the exchange offer and be settled around the same time as the offer.

The offer also provides for a potential cash payment to Northern Data shareholders who accept the offer as well as the other shareholders who have agreed to sell their shares to Rumble in an aggregate amount of up to $200 million (the “Cash Consideration Amount”). The Cash Consideration Amount will be due solely in the event there is a successful sale and/or the achievement of certain commercialization milestones of Northern Data’s previously owned Corpus Christi location to a leading global infrastructure asset management firm, who is currently evaluating the location for HPC purposes under an exclusivity agreement. The Cash Consideration Amount payable, if any, will be calculated based on actual net after-tax proceeds received by Northern Data from such transaction prior to the closing of the offer. There is no assurance that any Cash Consideration Amount will be payable in the offer.

Rumble and Northern Data have agreed not to enter into a domination and/or profit and loss transfer agreement for a period of at least three years from the date hereof. The parties have agreed that the management board of Northern Data will terminate the inclusion of the Northern Data shares in the trading on the open market shortly after the closing of the exchange offer. A separate delisting offer will not be required since the Northern Data shares are not listed on a regulated market.

Commencement of the acceptance period for the offer and closing are expected to occur in the second quarter of 2026. Further information regarding the transaction terms will be included in a Current Report on Form 8-K that Rumble will file with the Securities and Exchange Commission.

The offer document for the exchange offer and other information relating to the exchange offer will be published on the internet at www.rumble-offer.com.

[2]	Based on Rumble’s pro forma diluted shares outstanding as of September 30, 2025, using the treasury stock method, and unaffected closing share prices as of August 8, 2025; on a pro forma basis, this would represent approximately 298.5 million pre-transaction Rumble shares outstanding, which number includes approximately 37.8 million dilutive shares using the treasury stock method (with the aforementioned assumptions), plus approximately 130.2 million newly issued Rumble shares issued to Northern Data shareholders. For the avoidance of doubt, pro forma diluted shares excludes any Rumble earnout securities.

Investor Call

Rumble CEO, Chris Pavlovski and Tether CEO, Paolo Ardoino will host an update to discuss the transaction at 9:00 a.m. Eastern Time, Monday, November 10, 2025. Access to the live webcast and replay of the conference call will be available here and on Rumble’s Investor Relations website at investors.rumble.com ‘News & Events.’ This call will replace the Company’s previously scheduled earnings call, scheduled for Wednesday, November 12, 2025. In conjunction with the update call, Rumble has released an updated investor presentation accessible on the Company’s investor relations website.

About Rumble

Rumble is a Freedom-First technology platform with a mission to protect a free and open internet. The platform spans cloud, AI, and digital media, including its namesake video service, and is built on a foundation of customer independence and free speech.

About Tether

Tether is the creator of the world’s most used stablecoin and a pioneer in building decentralized financial, communication, AI, and energy infrastructure. With a mission to promote financial inclusion and sovereign access to resources, Tether supports projects globally that align with the principles of openness, transparency, and technological independence.

About Northern Data

Northern Data AG (ETR: NB2) is a leading provider of full-stack AI and High Performance Computing (HPC) solutions, leveraging a network of high-density, liquid-cooled, GPU-based technology to enable the world’s most innovative companies. Northern Data has one of the largest GPU clusters in Europe through its Taiga Cloud business, while its Ardent Data Centers business has a network of owned and colocation data centers across the globe. Northern Data enjoys access to cutting-edge chips and hardware for maximum performance and efficiency. To learn more, please visit northerndata.de.

Advisors

Guggenheim Securities, LLC is acting as lead financial advisor, ParkView Partners is acting as financial advisor and Willkie Farr & Gallagher LLP is serving as legal counsel to Rumble. Latham & Watkins LLP and Gleiss Lutz are serving as legal counsel, and Jefferies Financial Group Inc. is acting as financial advisor, to Northern Data. McDermott Will & Schulte LLP is serving as legal counsel to Tether.

General Information

The exchange offer contemplated by this press release (the “Offer”) will be implemented in accordance with the applicable laws of the Federal Republic of Germany and the United States. As the shares of Northern Data are listed in the open market (Freiverkehr), it will not be subject to the German Securities Acquisition and Trading Act (Wertpapiererwerbs- und Übernahmegesetz).

The Offer, if launched, will not be filed, published or publicly advertised pursuant to the laws of any jurisdiction other than the Federal Republic of Germany and the United States of America.

Rumble assumes no responsibility for the publication, dispatch, distribution or dissemination of any documents connected with the Offer outside the Federal Republic of Germany, the Member States of the European Union, the European Economic Area and the United States being compatible with the applicable requirements of jurisdictions other than those of the Federal Republic of Germany and the United States. Furthermore, Rumble assumes no responsibility for the non-compliance of third parties with any laws.

The information is provided in good faith and is intended for informational purposes and to comply with applicable laws and requirements. The information is not intended to constitute, and does not constitute, an offer or part of an offer to sell or otherwise dispose of any securities, or an invitation or solicitation of an offer to purchase or otherwise acquire any securities.

Shareholders of Rumble and Northern Data are strongly advised to read the offer document, the prospectus relating to Rumble shares as well as all other documents related to the Offer, as they will contain important information.

To the extent permissible under applicable law, Rumble may purchase, or conclude agreements to purchase, shares in Northern Data, directly or indirectly, or enter into derivative transactions with respect to the shares in Northern Data, outside of the Offer, before, during or after the period in which the Offer remains open for acceptance. This applies to other securities which are directly convertible into, exchangeable for, or exercisable for shares in Northern Data. These purchases may be completed via the stock exchange at market prices or outside the stock exchange in negotiated transactions. Any information about such purchases will be disclosed as required by law or regulation in Germany, the United States and any other relevant jurisdiction.

Information for Shareholders

Shareholders are advised that the shares in Northern Data are not listed on a U.S. securities exchange and that Northern Data is not subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not required to, and does not, file any reports with the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

When the Offer is launched in accordance with the definitive agreements for the transaction, it will be launched for the issued and outstanding shares in Northern Data, which is domiciled in Germany, and is subject to German disclosure and procedural requirements. When the Offer is launched, it will be made in the United States pursuant to Section 14(e) and Regulation 14E under the Exchange Act, and otherwise in accordance with the disclosure and procedural requirements of German law, including with respect to the timetable, settlement procedures, withdrawal, waiver of conditions and timing of payments, which may differ different from those of the United States.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be commenced except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

When the Offer is launched in accordance with the definitive agreements for the transaction, such Offer will only be made pursuant to a Registration Statement on Form S-4 and related information statement and other relevant documents to be filed by Rumble with the SEC. Before making any voting or investment decision, investors and security holders of Northern Data are strongly advised to read the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC in connection with the Offer, when launched, as they become available because they will contain important information about the transaction. Holders of Northern Data shares will need to make their own decision whether to tender shares in the Offer, when launched. Investors and security holders of Northern Data will be able to obtain free copies of the registration statement and related information statement and all other relevant documents filed or that will be filed with the SEC by Rumble through the website maintained by the SEC at www.sec.gov.

Neither the SEC nor any U.S. state securities commission has passed any comment upon the adequacy, accuracy or completeness of the disclosure in this release. Any representation to the contrary is a criminal offence in the United States.

Certain Information Regarding Participants

Rumble and its directors, executive officers and other members of its management and employees may be deemed under SEC rules to be participants in the solicitation of proxies of Rumble’s stockholders in connection with the proposed transactions. Information concerning the interests of Rumble’s participants in any such solicitation, if applicable, which may, in some cases, be different from those of Rumble’s stockholders generally. Information regarding the directors and executive officers of Rumble is contained in Rumble’s Annual Report on Form 10-K for the year ended December 31, 2024, and its Proxy Statement on Schedule 14A, dated April 25, 2025, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Investors should read statements that contain these words carefully because they discuss future expectations, projections of future results of operations or financial condition; or state other “forward-looking” information. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Rumble’s and Northern Data’s control.

These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed transaction, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the expected timing and likelihood of the completion of the contemplated transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; risks that the condition to the publication of the offer document relating to the outcome of an independent investigation to be conducted by Northern Data into certain VAT tax-related allegations is not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the ability to successfully complete the proposed transaction; regulatory or other limitations imposed as a result of the proposed transaction; the success of the business following the proposed transaction; the ability to successfully integrate Rumble’s and Northern Data’s businesses; the possibility that the requisite number of Northern Data’s shares may not be tendered in the exchange offer; the risk that the parties may not be able to satisfy the conditions to closing of the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that the announcement or consummation of the proposed transaction could have adverse effects on the market price of Rumble’s Class A common stock or Northern Data’s capital stock or the ability of Rumble and Northern Data to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that the combined business may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that Rumble, Northern Data or the post-combination company may not be able to effectively compete, including through product improvements and development; and such other factors as are set forth in Northern Data’s annual and interim financial reports made publicly available and Rumble’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Rumble’s Form 10-K for the fiscal year ended December 31, 2024 and Rumble’s Form 10-Q for the quarterly period ended September 30, 2025, which are available via the SEC’s website at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated transaction, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the registration statement that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the German Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) in connection with the contemplated transaction. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Rumble or Northern Data has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Rumble on the date hereof, and Rumble disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Rumble or Northern Data. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction or Rumble’s or Northern Data’s ability to successfully complete the proposed transaction or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Rumble’s and Northern Data’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Rumble does not assume any duty to update or revise forward-looking statements herein, whether as a result of new information, future events or otherwise, as of any future date.

For investor inquiries, please contact:

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Source: Rumble Inc.